SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 30, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to amend, restate and supersede in their entirety the unaudited pro forma condensed consolidated financial statements of Dynegy Inc. (“Dynegy”) previously filed as Exhibit 99.2 to the Current Report on Form 8-K (the “Original Report”) of Dynegy dated September 30, 2004 and filed on October 6, 2004 regarding completion of the sale to Ameren Corporation of all of the outstanding common and preferred stock of Illinois-based utility Illinois Power Company owned by Illinova Corporation, a Dynegy subsidiary, and Dynegy’s 20 percent minority interest in the Joppa power generation facility in Joppa, Ill. in exchange for a purchase price of $2.3 billion.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information: The unaudited pro forma condensed consolidated financial statements of Dynegy attached hereto as Exhibit 99.2 are incorporated herein by this reference and amend, restate and supersede in their entirety the unaudited pro forma condensed consolidated financial statements attached as Exhibit 99.2 to the Original Report. On January 18, 2005, Dynegy filed an amendment to its 2003 Form 10-K, and on January 19, 2005, Dynegy filed amendments to its first and second quarter 2004 Form 10-Qs, in each case to restate the financial statements contained therein to reflect the necessary accounting adjustments relating to Dynegy’s (i) previously disclosed goodwill impairment charge associated with the then pending sale of Illinois Power Company and (ii) deferred income tax accounts.

(c)	Exhibits:

Exhibit No.	Document
2.1	Purchase Agreement dated February 2, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Dynegy Inc. filed on February 4, 2004, File No. 1-15659).

2.2	Amendment No. 1 to Stock Purchase Agreement dated March 23, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Dynegy Inc. filed on March 25, 2004, File No. 1-15659).

*99.1	Press Release dated September 30, 2004.

+**99.2	Unaudited pro forma condensed consolidated financial statements of Dynegy Inc.

*	Previously filed
+	The unaudited condensed consolidated financial statements attached to this Amendment as Exhibit 99.2 amend, restate and supersede in their entirety the unaudited condensed consolidated financial statements attached as Exhibit 99.2 to the Original Report.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: January 20, 2005	By:	CAROLYN M. CAMPBELL
	Name:	Carolyn M. Campbell
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Document
2.1	Purchase Agreement dated February 2, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Dynegy Inc. filed on February 4, 2004, File No. 1-15659).

2.2	Amendment No. 1 to Stock Purchase Agreement dated March 23, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Dynegy Inc. filed on March 25, 2004, File No. 1-15659).

*99.1	Press Release dated September 30, 2004.

+**99.2	Unaudited pro forma condensed consolidated financial statements of Dynegy Inc.

*	Previously filed
+	The unaudited condensed consolidated financial statements attached to this Amendment as Exhibit 99.2 amend, restate and supersede in their entirety the unaudited condensed consolidated financial statements attached as Exhibit 99.2 to the Original Report.
**	Filed herewith.